Exhibit 10.1

Execution Version

AMENDMENT NO. 1

Dated as of June 26, 2023

to

CREDIT AGREEMENT

Dated as of February 3, 2022

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of June 26, 2023 by and among, Modivcare, Inc., a corporation organized under the laws of the State of Delaware (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), under that certain Credit Agreement, dated as of February 3, 2022, by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.    Amendments to the Credit Agreement. The parties hereto agree that, effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, and in reliance on the representations and warranties set forth in Section 3 below, the Credit Agreement is hereby amended (the Credit Agreement as so amended, the “Amended Credit Agreement”) as follows:

(a)    Section 6.12 of the Credit Agreement is hereby amended by amending and restating the table that follows the phrase “to be greater than the ratio set forth below under the caption “Maximum Total Net Leverage Ratio” opposite such quarter” with the table set forth below:

Fiscal Quarters Ending	Maximum Total Net Leverage Ratio
March 31, 2022 through December 31, 2022	5:50 to 1.00
March 31, 2023	5:00 to 1:00
June 30, 2023 through September 30, 2023	5:25 to 1:00
December 31, 2023 through March 31, 2024	5:00 to 1:00
June 30, 2024	4.75 to 1:00
September 30, 2024 and thereafter	4.50 to 1:00

2.    Conditions of Effectiveness. The effectiveness of this Amendment (the date of such effectiveness, the “Amendment No. 1 Effective Date”) is subject to the satisfaction of the following conditions precedent:

(a)   The Administrative Agent (or its counsel) shall have received counterparts of (i) this Amendment duly executed by the Borrower, each of the Lenders and the Administrative Agent and (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors.

(b)  The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees (as separately agreed in writing with the Borrower) and, to the extent invoiced in reasonable detail at least one Business Day prior to the date hereof, reasonable and documented out-of-pocket expenses (including reasonable fees, charges and expenses of counsel for the Administrative Agent) in connection with this Amendment and the other Loan Documents.

(c)   The Administrative Agent shall have received an amendment fee (as separately agreed in writing with the Borrower) for the account of each Lender that consents to this Amendment and delivers it executed signature page hereto by no later than the time and date specified by the Administrative Agent in an amount that has been previously disclosed to the Lenders.

3.    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a)   This Amendment and the Amended Credit Agreement constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally, (ii) general principles of equity, regardless of whether considered in a proceeding in equity or at law and (iii) requirements of reasonableness, good faith and fair dealing.

(b)   As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Amended Credit Agreement are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect is true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect is true and correct in all respects) as of such earlier date.

4.    Reference to and Effect on the Credit Agreement.

(a)   Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Amended Credit Agreement.

(b)   Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

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(c)   The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement (as amended hereby), the other Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)   This Amendment is a Loan Document.

5.     Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

7.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

MODIVCARE INC., as the Borrower By: /s/ L. Heath Sampson Name: L. Heath Sampson Title: President & Chief Executive Officer

Signature Page to Amendment No. 1 to

Credit Agreement dated as of February 3, 2022

Modivcare, Inc.

JPMORGAN CHASE BANK, N.A., individually as a Lender, as the Swingline Lender, as an Issuing Bank and as Administrative Agent By: /s/ Melanie Her Name: Melanie Her Title: Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of February 3, 2022

Modivcare, Inc.

TRUIST BANK, as a Lender By: /s/ Alexandra Korchmar Name: Alexandra Korchmar Title: Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of February 3, 2022

Modivcare, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as an Issuing Bank By: /s/ Matthew Beltman Name: Matthew Beltman Title: Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of February 3, 2022

Modivcare, Inc.

DEUTSCHE BANK AG NEW YORK BRANCH, as a

Lender

By:      /s/ Philip Tancorra
Name: Philip Tancorra

Title: Director
philip.tancorra@db.com
212-250-6576

By:      /s/ Lauren Danbury
Name: Lauren Danbury

Title: Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of February 3, 2022

Modivcare, Inc.

BANK OF AMERICA, N.A., as a Lender By: /s/ Kenneth Wong Name: Kenneth Wong Title: Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of February 3, 2022

Modivcare, Inc.

REGIONS BANK, as a Lender By: /s/ Mark Hardison Name: Mark Hardison Title: Managing Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of February 3, 2022

Modivcare, Inc.

BMO HARRIS BANK N.A., as a Lender By: /s/ Luis Marquez Name: Luis Marquez Title: Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of February 3, 2022

Modivcare, Inc.

CAPITAL ONE NATIONAL ASSOCIATION, as a Lender By: /s/ Alaina Powers Name: Alaina Powers Title: Duly Authorized Signatory

Signature Page to Amendment No. 1 to

Credit Agreement dated as of February 3, 2022

Modivcare, Inc.

KEYBANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Tanille Ingle Name: Tanille Ingle Title: Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of February 3, 2022

Modivcare, Inc.

MUFG BANK, LTD., as a Lender By: /s/ Dominic Yung Name: Dominic Yung Title: Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of February 3, 2022

Modivcare, Inc.

JEFFERIES FINANCE LLC, as a Lender By: /s/ J. Paul McDonnell Name: J. Paul McDonnell Title: Managing Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of February 3, 2022

Modivcare, Inc.

SUMITOMO MITSUI BANKING CORPORATION, as a Lender By: /s/ Cindy Hwee Name: Cindy Hwee Title: Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of February 3, 2022

Modivcare, Inc.

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement dated as of February 3, 2022 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Modivcare, Inc., a corporation organized under the laws of the State of Delaware, the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of June 22, 2023 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Loan Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained herein and in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment.

Dated: June 22, 2023

[Signature Page Follows]

CIRCULATION, INC

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President & Chief Executive Officer

PROVADO TECHNOLOGIES, LLC

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President & Chief Executive Officer

NATIONAL MEDTRANS, LLC

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President & Chief Executive Officer

CALIFORNIA MEDTRANS NETWORK

MSO LLC

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President & Chief Executive Officer

CALIFORNIA MEDTRANS NETWORK

IPA LLC

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President & Chief Executive Officer

FLORIDA MEDTRANS NETWORK MSO LLC

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President & Chief Executive Officer

Signature Page to Consent and Reaffirmation

FLORIDA MEDTRANS NETWORK LLC

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President & Chief Executive Officer

METROPOLITAN MEDICAL

TRANSPORTATION IPA, LLC

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President & Chief Executive Officer

TRIMED LLC

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President & Chief Executive Officer

HEALTH TRANS, INC.

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President & Chief Executive Officer

RED TOP TRANSPORTATION, INC.

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President & Chief Executive Officer

RIDE PLUS, LLC

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President & Chief Executive Officer

Signature Page to Consent and Reaffirmation

SOCRATES HEALTH HOLDINGS, LLC

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President & Chief Executive Officer

OEP AM, INC.

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President & Chief Executive Officer

AM INTERMEDIATE HOLDCO, INC.

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President, Chief Executive Officer & Secretary

AM HOLDCO, INC.

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President, Chief Executive Officer & Secretary

ALL METRO HEALTH CARE SERVICES, INC.

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President & Chief Executive Officer

ALL METRO MANAGEMENT. AND

PAYROLL SERVICES CORPORATION

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President & Chief Executive Officer

Signature Page to Consent and Reaffirmation

ALL METRO HOME CARE SERVICES, INC.

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President & Chief Executive Officer

ALL METRO HOME CARE SERVICES OF

NEW YORK, INC.

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President

CGA HOLDCO, INC.

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President & Chief Executive Officer

CAREGIVERS AMERICA, LLC

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: Chief Executive Officer

ARSENS HOME CARE INC.

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: Chief Executive Officer

HELPING HAND HOME HEALTH CARE

AGENCY, INC

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: Chief Executive Officer

Signature Page to Consent and Reaffirmation

MULTICULTURAL HOME CARE INC.

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: Chief Executive Officer

A & B HOME CARE SOLUTIONS, L.L.C.

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: Chief Executive Officer

CARE FINDERS TOTAL CARE LLC,

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President

VICTORY HEALTH HOLDINGS, LLC,

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President & Chief Executive Officer

VRI INTERMEDIATE HOLDINGS, LLC

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President

VALUED RELATIONSHIPS, INC.

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President

Signature Page to Consent and Reaffirmation

AT-HOME QUALITY CARE, LLC

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: Treasurer

PHILADELPHIA HOME CARE AGENCY, INC.

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: Treasurer

UNION HOME CARE, LLC

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: Treasurer

A.E. MEDICAL ALERT, INC.

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President

ASSOCIATED HOME SERVICES, INC.

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President

BARNEY’S MEDICAL ALERT-ERS, INC.

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President

Signature Page to Consent and Reaffirmation

NEW ENGLAND EMERGENCY

RESPONSE SYSTEMS, INC.

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President

SAFE LIVING TECHNOLOGIES, LLC

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President

HEALTHCOM HOLDINGS, LLC

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President

GUARDIAN MEDICAL MONITORING, LLC

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President

MODIVCARE SOLUTIONS, LLC

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President & Chief Executive Officer

AUDITORY RESPONSE SYSTEMS, INC.

By:      /s/ L. Heath Sampson
Name: L. Heath Sampson

Title: President

Signature Page to Consent and Reaffirmation